UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-7642

Name of Fund: MuniAssets Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, MuniAssets
        Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 05/31/04

Date of reporting period: 06/01/03 - 05/31/04

Item 1 - Report to Stockholders

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                        MuniAssets
                                        Fund, Inc.

Annual Report
May 31, 2004

[LOGO] Merrill Lynch Investment Managers

MuniAssets Fund, Inc.

Dividend Policy

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


2               MUNIASSETS FUND, INC.         MAY 31, 2004

A Letter From the President

Dear Shareholder

For the six-month and 12-month periods ended May 31, 2004, the Lehman Brothers Municipal Bond Index posted respective returns of -.22% and -.03%. Its taxable counterpart, the Lehman Brothers Aggregate Bond Index, returned +.60% for the six-month period and -.44% for the 12-month period ended May 31, 2004. Amid considerable month-to-month volatility, tax-exempt bond yields rose over the past year, generally mimicking the movement of U.S. Treasury yields. Given their tax-exempt status, however, municipal bonds continued to be an attractive fixed income investment alternative.

By May month-end, the Federal Reserve Board appeared poised to raise the Federal Funds target rate from its 45-year low of 1%. This anticipated shift in monetary policy was largely prompted by better-than-expected employment reports for the months of March, April and May, as well as by rising producer prices. The good news on the employment front -- previously a dim spot in an otherwise bright economic picture -- helped cause the yield on the 10-year Treasury bond to spike 75 basis points (.75%), from 3.91% on April 1 to 4.66% on May 28.

Equity markets, in the meantime, gleaned support from the improving economic environment and provided attractive returns. Although we did experience a market correction toward the end of the period, for the six months and 12 months ended May 31, 2004, the Standard & Poor's 500 Index returned +6.79% and +18.33%, respectively. Significant fiscal and monetary stimulus in 2003, including low interest rates and tax cuts, opened the door to consumer spending, capital spending, increases in exports and long-awaited job growth. As expected, these developments led the way to improvements in corporate earnings -- a positive for stock markets.

The events and efforts of the past year leave us with a much stronger economy today. Of course, markets will always fluctuate, and there are many uncertainties -- including the possibility of geopolitical events -- that can translate into negative market movements. Keeping this in mind, however, we encourage you to revisit your portfolio and your asset allocation strategy to ensure you are well positioned to take advantage of the opportunities that lie ahead. Importantly, your financial advisor can help you develop a strategy most suitable for your circumstances through all types of market and economic cycles.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                        Sincerely,


                                        /s/ Terry K. Glenn

                                        Terry K. Glenn
                                        President and Director


                MUNIASSETS FUND, INC.         MAY 31, 2004                     3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Manager

      The Fund significantly outperformed the Lipper High Yield Municipal Debt Fund's category for the year, benefiting from an above-average exposure to corporate-related tax-exempt debt.

Describe the recent market environment relative to municipal bonds.

Amid considerable volatility, yields on long-term fixed income securities moved higher over the past 12 months as bond prices -- which move opposite of yields -- fell. The rise in bond yields was largely driven by robust economic activity and long-awaited job growth.

At the start of the period, bond yields declined (and prices rose) as the Federal Reserve Board lowered short-term interest rates in order to bolster the then sputtering U.S. economic activity. Long-term U.S. Treasury bond yields had fallen to their recent historic low of 4.17% by mid-June 2003. As economic growth gained steam, yields rose (and prices declined) dramatically until again turning downward on continued reports of lackluster job growth. The trend reversed once more in early April 2004 when a surprisingly strong monthly employment report triggered fears that the long-accommodative Federal Reserve Board might raise interest rates sooner than many had expected. As a result, bond yields rose (prices fell) for the remainder of the period.

At the end of May, long-term bond yields had risen to nearly 5.35%, an increase of nearly 100 basis points (1.00%) over the 12-month period. Ten-year U.S. Treasury note yields ended May at 4.65%, an increase of more than 125 basis points during the past year. Tax-exempt bond yields generally mimicked the movement of their taxable counterparts, although volatility in the municipal market was more subdued. Long-term revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, rose approximately 55 basis points during the past 12 months. For the same period, yields on AAA-rated issues maturing in 30 years rose approximately 65 basis points to 4.99% while yields on 10-year, AAA-rated issues increased more than 80 basis points to nearly 3.95%, according to Municipal Market Data.

The more marked increase in 10-year bond yields may be attributed to the fact that recent issuance has been heavily concentrated in the 10-year - 20-year range. The resulting supply imbalance prompted higher intermediate bond yields (and lower prices). Longer-maturity and lower-rated issues continued to benefit from more favorable supply/demand factors and, therefore, have seen less price depreciation. Overall, in the past 12 months, nearly $385 billion in long-term tax-exempt bonds was issued, comparable to the prior year's issuance. In more recent months, however, the pace of underwriting has quickened. More than $92 billion in long-term municipal obligations was marketed in the past three months, an increase of more than 12.5% compared to the same period a year ago.

While investor enthusiasm for stocks has taken some attention away from fixed income markets, overall demand for tax-exempt municipal bonds has remained positive. Recent Federal Reserve Board statistics showed that U.S. household holdings of municipal securities increased by more than $25 billion during the fourth quarter of 2003 to approximately $680 billion.

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended May 31, 2004, the Common Stock of MuniAssets Fund, Inc. had net annualized yields of 6.35% and 6.90%, based on a period-end per share net asset value of $12.36 and a per share market price of $11.38, and $.785 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +10.74%, based on a change in per share net asset value from $11.94 to $12.36, and assuming reinvestment of $.784 per share ordinary income dividends and $.005 per share capital gains distributions.

For the six-month period ended May 31, 2004, the total investment return on the Fund's Common Stock was +3.27%, based on a change in per share net asset value from $12.38 to $12.36, and assuming reinvestment of $.394 per share income dividends and $.005 per share capital gains distributions.

The Fund's total return for the year, based on net asset value, exceeded the +5.11% average return of the Lipper High Yield Municipal Debt Funds category for the 12 months ended May 31, 2004. (Funds in this Lipper category invest


4               MUNIASSETS FUND, INC.         MAY 31, 2004
at least 50% of their assets in lower-rated municipal debt issues.) The primary reason for the Fund's outperformance was its sector concentrations in corporate-related tax-exempt debt. This included above-average market weightings in cyclically oriented industries such as airlines, forest products and chemicals. Given the accelerating economic recovery in the United States, Fund performance has benefited from tighter credit spreads and the extra income generated by these economically sensitive holdings.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section included in this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment return based on changes in the Fund's net asset value.

What changes were made to the portfolio during the period?

Our portfolio strategy continued to focus on capturing relative value within the high yield arena as a means to enhance returns over time. This involved an investment process geared toward improved diversification and careful security selection.

In terms of sector allocation, the cyclical nature of many of the portfolio's holdings reflects our belief that the improving economy, a moderate pace of inflation and the Federal Reserve Board's measured approach to an impending shift in monetary policy will sustain investors' risk tolerance and the current trend toward narrower credit spreads.

While maintaining the industry concentrations mentioned earlier, we also established or added to positions in a variety of other sectors, including transportation, education, health care and tax-backed debt. The latter represents an increased exposure to general obligation (GO) debt issued by the state of California, which continues to trade at attractive levels amid stabilizing credit fundamentals. The new purchases enabled us to satisfy a larger goal of bringing the Fund's GO weighting in line with the market average. For some time, we underweighted this sector because we had concerns about issuers' deteriorating fiscal health. Recent evidence of a gradual, broad-based increase in tax revenues, however, has caused us to revisit this stance.

How would you characterize the Fund's position at the close of the period?

We expect to maintain our focus on the general themes of increased diversification and yield enhancement in the months ahead. Given the Fund's current above-market concentration in credits rated BBB and BB, we intend to explore opportunities to boost the portfolio's income through a reallocation strategy designed to increase exposure to non-rated securities, which are currently at a below-market weighting in the portfolio.

Any further contraction in credit spreads will likely prompt us to reduce exposure in our overweight sectors, most notably airlines. Nevertheless, we remain optimistic about the prospects for an accelerating economic recovery as we look to maintain much of the portfolio's current asset allocation.

Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager

June 15, 2004


                MUNIASSETS FUND, INC.         MAY 31, 2004                     5

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments                                           (in Thousands)

                       S&P       Moody's   Face
State                  Ratings@  Ratings@  Amount    Municipal Bonds                                                         Value
====================================================================================================================================
Alabama--1.0%          B         NR*       $ 2,420   Brewton, Alabama, IDB, PCR, Refunding (Container Corporation
                                                     of America--Jefferson Smurfit Corp. Project), 8% due 4/01/2009         $  2,478
====================================================================================================================================
Alaska--0.6%           NR*       NR*         1,410   Alaska Industrial Development and Export Authority Revenue
                                                     Bonds (Williams Lynxs Alaska Cargoport), AMT, 7.80%
                                                     due 5/01/2014                                                             1,423
====================================================================================================================================
Arizona--6.2%                                        Coconino County, Arizona, Pollution Control Corporation,
                                                     Revenue Refunding Bonds (Tucson Electric Power--Navajo):
                       B+        Ba3         3,000         AMT, Series A, 7.125% due 10/01/2032                                3,089
                       B+        Ba3         2,500         Series B, 7% due 10/01/2032                                         2,577
                                                     Maricopa County, Arizona, IDA, M/F Housing Revenue Bonds
                                                     (Sun King Apartments Project):
                       NR*       Ba1         1,370         Series A, 6.75% due 5/01/2031                                       1,135
                       NR*       NR*         2,365         Sub-Series C, 9.50% due 11/01/2031                                  1,845
                       NR*       Caa2        7,600   Phoenix, Arizona, IDA, Airport Facility Revenue Refunding
                                                     Bonds (America West Airlines Inc. Project), AMT, 6.30%
                                                     due 4/01/2023                                                             5,731
                       NR*       NR*         1,415   Show Low, Arizona, Improvement District No. 5, Special
                                                     Assessment Bonds, 6.375% due 1/01/2015                                    1,463
====================================================================================================================================
California--3.8%       BBB       A3          1,440   California State, GO, 5% due 2/01/2033                                    1,368
                                                     California State, Various Purpose, GO:
                       BBB       A3          1,900         5.25% due 11/01/2025                                                1,905
                       BBB       A3          1,300         5.50% due 11/01/2033                                                1,325
                       BBB       A3          1,180         5.25% due 4/01/2034                                                 1,169
                                                     Golden State Tobacco Securitization Corporation of California,
                                                     Tobacco Settlement Revenue Bonds:
                       BBB       Baa3        1,425         Series 2003-A-1, 6.75% due 6/01/2039                                1,254
                       BBB-      Baa1        2,620         Series B, 5.50% due 6/01/2043                                       2,538
====================================================================================================================================
Colorado--7.1%         AAA       Aaa         2,000   Denver, Colorado, City and County Airport Revenue Bonds, AMT,
                                                     Series D, 7.75% due 11/15/2013 (a)                                        2,428
                                                     Denver, Colorado, Urban Renewal Authority, Tax Increment
                                                     Revenue Bonds (Pavilions), AMT:
                       NR*       Baa2        2,500         7.75% due 9/01/2016                                                 2,642
                       NR*       Baa2        3,000         7.75% due 9/01/2017                                                 3,170
                                                     Elk Valley, Colorado, Public Improvement Revenue Bonds (Public
                                                     Improvement Fee):
                       NR*       NR*         1,890         Series A, 7.10% due 9/01/2014                                       1,941
                       NR*       NR*         2,095         Series A, 7.30% due 9/01/2022                                       2,151
                       NR*       NR*         1,000         Series B, 7% due 9/01/2031                                          1,013
                       NR*       NR*         1,760   North Range, Colorado, Metropolitan District Number 1, GO,
                                                     7.25% due 12/15/2031                                                      1,737
                       NR*       NR*         2,850   Plaza Metropolitan District No. 1, Colorado, Tax Allocation
                                                     Revenue Bonds (Public Improvement Fees), 8% due 12/01/2025                2,887
====================================================================================================================================
Connecticut--2.4%      NR*       NR*         3,490   Connecticut State Development Authority, IDR (AFCO Cargo
                                                     BDL-LLC Project), AMT, 8% due 4/01/2030                                   3,595
                       NR*       B1          2,425   New Haven, Connecticut, Facility Revenue Bonds (Hill Health
                                                     Corporation Project), 9.25% due 5/01/2017                                 2,437

Portfolio Abbreviations

To simplify the listings of MuniAssets Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax (subject to)
EDA        Economic Development Authority
GO         General Obligation Bonds
IDA        Industrial Development Authority
IDB        Industrial Development Board
IDR        Industrial Development Revenue Bonds
M/F        Multi-Family
PCR        Pollution Control Revenue Bonds
VRDN       Variable Rate Demand Notes


6               MUNIASSETS FUND, INC.         MAY 31, 2004

Schedule of Investments (continued)                               (in Thousands)

                       S&P       Moody's   Face
State                  Ratings@  Ratings@  Amount    Municipal Bonds                                                         Value
====================================================================================================================================
Florida--5.7%          NR*       NR*       $   790   Arbor Greene Community Development District, Florida, Special
                                                     Assessment Revenue Bonds, 7.60% due 5/01/2018                          $    818
                       NR*       NR*           465   Bonnet Creek Resort, Florida, Community Development District,
                                                     Special Assessment Revenue Bonds, 7.50% due 5/01/2034                       486
                       NR*       NR*         1,130   Capital Projects Finance Authority, Florida, Continuing Care
                                                     Retirement Revenue Bonds (Glenridge on Palmer Ranch), Series A,
                                                     8% due 6/01/2032                                                          1,149
                       NR*       NR*           500   Harbor Bay, Florida, Community Development District, Capital
                                                     Improvement Special Assessment Revenue Bonds, Series A, 7%
                                                     due 5/01/2033                                                               527
                       NR*       NR*         2,000   Hillsborough County, Florida, IDA, Exempt Facilities Revenue
                                                     Bonds (National Gypsum), AMT, Series A, 7.125% due 4/01/2030              2,094
                       NR*       NR*         2,305   Orlando, Florida, Urban Community Development District, Capital
                                                     Improvement Special Assessment Bonds, Series A, 6.95%
                                                     due 5/01/2033                                                             2,404
                       NR*       NR*         4,890   Parkway Center, Florida, Community Development District
                                                     Special Assessment Refunding Bonds, Series B, 8% due 5/01/2010            4,028
                       B-        B1          2,400   Santa Rosa Bay Bridge Authority, Florida, Revenue Bonds, 6.25%
                                                     due 7/01/2028                                                             1,973
                       NR*       NR*           960   Waterchase, Florida, Community Development District, Capital
                                                     Improvement Revenue Bonds, Series A, 6.70% due 5/01/2032                    993
====================================================================================================================================
Georgia--1.7%          NR*       NR*         3,000   Atlanta, Georgia, Tax Allocation Revenue Bonds (Atlantic
                                                     Station Project), 7.90% due 12/01/2024                                    3,107
                       NR*       NR*         1,170   Savannah, Georgia, EDA, Revenue Bonds (Marshes of Skidaway),
                                                     First Mortgage, Series A, 7.40% due 1/01/2034                             1,171
====================================================================================================================================
Idaho--0.4%            NR*       NR*         1,000   Idaho Health Facilities Authority, Revenue Refunding Bonds
                                                     (Valley Vista Care Corporation), Series A, 7.75%
                                                     due 11/15/2016                                                            1,002
====================================================================================================================================
Illinois--5.8%         CCC       Caa2        4,000   Chicago, Illinois, O'Hare International Airport, Special
                                                     Facility Revenue Refunding Bonds (American Airlines Inc.
                                                     Project), 8.20% due 12/01/2024                                            3,200
                       NR*       NR*           600   Chicago, Illinois, Special Assessment Bonds (Lake Shore East),
                                                     6.75% due 12/01/2032                                                        611
                                                     Illinois Development Finance Authority Revenue Bonds (Primary
                                                     Health Care Centers Facilities Acquisition Program):
                       NR*       NR*           975         7.50% due 12/01/2006                                                1,007
                       NR*       NR*         3,195         7.75% due 12/01/2016                                                3,385
                       NR*       NR*         1,530   Illinois Educational Facilities Authority, Revenue Refunding
                                                     Bonds (Chicago Osteopathic Health System), 7.25%
                                                     due 11/15/2019 (c)                                                        1,551
                                                     Illinois Health Facilities Authority Revenue Bonds:
                       A-        NR*         1,000         (Community Hospital of Ottawa Project), 6.75%
                                                           due 8/15/2004 (c)                                                   1,031
                       A-        NR*         2,000         (Community Hospital of Ottawa Project), 6.85%
                                                           due 8/15/2004 (c)                                                   2,063
                       NR*       B2          2,150         (Holy Cross Hospital Project), 6.70% due 3/01/2014                  1,674
====================================================================================================================================
Indiana--0.3%          NR*       NR*         2,000   Indianapolis, Indiana, M/F Revenue Bonds (Lake Nora Fox Club
                                                     Project), Series B, 7.50% due 10/01/2029 (b)                                760
====================================================================================================================================
Iowa--1.0%             NR*       NR*         2,250   Iowa Finance Authority, Health Care Facilities Revenue
                                                     Refunding Bonds (Care Initiatives Project), 9.25%
                                                     due 7/01/2025                                                             2,640
====================================================================================================================================
Kentucky--0.9%         NR*       NR*         2,850   Kenton County, Kentucky, Airport Board, Special Facilities
                                                     Revenue Bonds (Mesaba Aviation Inc. Project), AMT, Series A,
                                                     6.70% due 7/01/2029                                                       2,206
====================================================================================================================================
Louisiana--3.5%        B         NR*         1,150   Hodge, Louisiana, Utility Revenue Refunding Bonds (Stone
                                                     Container Corporation), AMT, 7.45% due 3/01/2024                          1,150
                       BB-       NR*         7,500   Port New Orleans, Louisiana, IDR, Refunding (Continental
                                                     Grain Company Project), 7.50% due 7/01/2013                               7,723
====================================================================================================================================
Maine--0.5%            BB        Ba2         1,160   Maine Finance Authority, Solid Waste Recycling Facilities
                                                     Revenue Bonds (Great Northern Paper Project--Bowater), AMT,
                                                     7.75% due 10/01/2022                                                      1,165
====================================================================================================================================
Maryland--1.8%         NR*       NR*         1,930   Maryland State Economic Development Corporation Revenue
                                                     Refunding Bonds (Baltimore Association for Retarded
                                                     Citizens--Health and Mental Hygiene Program), Series A,
                                                     7.75% due 3/01/2025                                                       1,974
                       NR*       NR*         2,500   Maryland State Energy Financing Administration, Limited
                                                     Obligation Revenue Bonds (Cogeneration--AES Warrior Run),
                                                     AMT, 7.40% due 9/01/2019                                                  2,522
====================================================================================================================================


                MUNIASSETS FUND, INC.         MAY 31, 2004                     7

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                               (in Thousands)

                       S&P       Moody's   Face
State                  Ratings@  Ratings@  Amount    Municipal Bonds                                                         Value
====================================================================================================================================
Massachusetts--2.2%    BB+       NR*       $ 1,680   Massachusetts State Development Finance Agency, Revenue
                                                     Refunding Bonds (Eastern Nazarene College), 5.625%
                                                     due 4/01/2029                                                          $  1,396
                       BBB-      NR*         1,150   Massachusetts State Health and Educational Facilities Authority
                                                     Revenue Bonds (Jordan Hospital), Series E, 6.75% due 10/01/2033           1,170
                       NR*       Ba2         2,220   Massachusetts State Health and Educational Facilities Authority,
                                                     Revenue Refunding Bonds (Bay Cove Human Services Issue),
                                                     Series A, 5.90% due 4/01/2028                                             2,084
                       BBB       NR*         1,000   Massachusetts State Industrial Financial Agency, Resource
                                                     Recovery Revenue Refunding Bonds (Ogden Haverhill Project),
                                                     AMT, Series A, 5.60% due 12/01/2019                                         939
====================================================================================================================================
Michigan--0.9%         A         NR*         1,400   Flint, Michigan, Hospital Building Authority, Revenue
                                                     Refunding Bonds (Hurley Medical Center), Series A, 6%
                                                     due 7/01/2020                                                             1,446
                       B         Ba3         1,000   Michigan State Hospital Finance Authority, Revenue Refunding
                                                     Bonds (Detroit Medical Center Obligation Group), Series A,
                                                     6.50% due 8/15/2018                                                         833
====================================================================================================================================
Minnesota--0.7%        NR*       NR*         1,770   Saint Paul, Minnesota, Port Authority, Hotel Facility Revenue
                                                     Refunding Bonds (Radisson Kellogg Project), Series 2, 7.375%
                                                     due 8/01/2029                                                             1,775
====================================================================================================================================
Missouri--0.6%                                       Fenton, Missouri, Tax Increment Revenue Refunding and
                                                     Improvement Bonds (Gravois Bluffs):
                       NR*       NR*           440         6.75% due 10/01/2015                                                  447
                       NR*       NR*         1,000         7% due 10/01/2021                                                   1,069
====================================================================================================================================
Nevada--0.3%           NR*       NR*           650   Clark County, Nevada, Improvement District No. 142 Special
                                                     Assessment, 6.375% due 8/01/2023                                            645
====================================================================================================================================
New Jersey--14.6%                                    Camden County, New Jersey, Improvement Authority, Lease
                                                     Revenue Bonds (Holt Hauling & Warehousing), AMT, Series A (b):
                       NR*       NR*         5,600         9.625% due 1/01/2011                                                  801
                       NR*       NR*         5,800         9.875% due 1/01/2021                                                  829
                       CCC       B2          1,255   Camden County, New Jersey, Pollution Control Financing
                                                     Authority, Solid Waste Resource Recovery Revenue Bonds,
                                                     Series D, 7.25% due 12/01/2010                                            1,205
                                                     Camden County, New Jersey, Pollution Control Financing
                                                     Authority, Solid Waste Resource Recovery Revenue Refunding
                                                     Bonds, AMT:
                       CCC       B2          9,000         Series A, 7.50% due 12/01/2010                                      8,639
                       CCC       B2          1,220         Series B, 7.50% due 12/01/2009                                      1,180
                       NR*       Ba3         2,500   New Jersey EDA, IDR, Refunding (Newark Airport Marriott Hotel),
                                                     7% due 10/01/2014                                                         2,515
                                                     New Jersey EDA, Retirement Community Revenue Bonds, Series A:
                       NR*       NR*         1,665         (Cedar Crest Village Inc. Facility), 7.25% due 11/15/2021           1,701
                       NR*       NR*         5,800         (Seabrook Village Inc.), 8.125% due 11/15/2023                      6,188
                                                     New Jersey EDA, Special Facility Revenue Bonds (Continental
                                                     Airlines Inc. Project), AMT:
                       B         Caa2        2,000         6.25% due 9/15/2019                                                 1,568
                       B         Caa2        6,195         6.25% due 9/15/2029                                                 4,529
                       B         Caa2        1,250         9% due 6/01/2033                                                    1,209
                       BB+       NR*         1,110   New Jersey Health Care Facilities Financing Authority Revenue
                                                     Bonds (Pascack Valley Hospital Association), 6.625%
                                                     due 7/01/2036                                                             1,148
                       BBB-      Baa3        1,500   New Jersey Health Care Facilities Financing Authority, Revenue
                                                     Refunding Bonds (Trinitas Hospital Obligation Group), 7.40%
                                                     due 7/01/2020                                                             1,656
                       BBB       Baa3        4,075   Tobacco Settlement Financing Corporation of New Jersey Revenue
                                                     Bonds, 6.75% due 6/01/2039                                                3,608
====================================================================================================================================
New Mexico--1.0%       B+        Ba3         2,500   Farmington, New Mexico, PCR, Refunding (Tucson Electric Power
                                                     Co.--San Juan Project), Series A, 6.95% due 10/01/2020                    2,582
====================================================================================================================================
New York--2.3%         NR*       NR*         1,415   Dutchess County, New York, IDA, Civic Facility Revenue
                                                     Refunding Bonds (Saint Francis Hospital), Series A, 7.50%
                                                     due 3/01/2029                                                             1,370
                       NR*       NR*           510   New York City, New York, City IDA, Civic Facility Revenue
                                                     Bonds, Series C, 6.80% due 6/01/2028                                        520
                       BB-       Ba2         2,400   New York City, New York, City IDA, Special Facility Revenue
                                                     Bonds (British Airways PLC Project), AMT, 7.625% due 12/01/2032           2,292
                       NR*       NR*         1,575   Westchester County, New York, IDA, Continuing Care Retirement,
                                                     Mortgage Revenue Bonds (Kendal on Hudson Project), Series A,
                                                     6.50% due 1/01/2034                                                       1,548
====================================================================================================================================
North Carolina--0.6%   NR*       NR*         1,500   North Carolina Medical Care Commission, Retirement Facilities,
                                                     First Mortgage Revenue Bonds (Givens Estates Project), Series A,
                                                     6.50% due 7/01/2032                                                       1,510
====================================================================================================================================


8               MUNIASSETS FUND, INC.         MAY 31, 2004

Schedule of Investments (continued)                               (in Thousands)

                       S&P       Moody's   Face
State                  Ratings@  Ratings@  Amount    Municipal Bonds                                                         Value
====================================================================================================================================
Oklahoma--0.5%         AAA       VMIG1+    $   600   Oklahoma State Industries Authority, Revenue Refunding Bonds
                                                     (Integris Baptist), VRDN, Series B, 1.06% due 8/15/2029 (d)(e)         $    600
                       B-        Caa2          580   Tulsa, Oklahoma, Municipal Airport Trust, Revenue Refunding
                                                     Bonds (AMR Corporation), AMT, Series A, 5.80% due 6/01/2035                 563
====================================================================================================================================
Oregon--0.9%                                         Western Generation Agency, Oregon, Cogeneration Project Revenue
                                                     Bonds (Wauna Cogeneration Project):
                       NR*       NR*         1,440         AMT, Series B, 7.40% due 1/01/2016                                  1,466
                       NR*       NR*           700         Series A, 7.125% due 1/01/2021                                        708
====================================================================================================================================
Pennsylvania--4.7%     NR*       NR*         3,250   Pennsylvania Economic Development Financing Authority, Exempt
                                                     Facilities Revenue Bonds (National Gypsum Company), AMT, Series
                                                     A, 6.25% due 11/01/2027                                                   3,195
                       NR*       Ba1         2,270   Philadelphia, Pennsylvania, Authority for IDR (Air Cargo), AMT,
                                                     Series A, 7.50% due 1/01/2025                                             2,260
                       NR*       NR*         6,440   Philadelphia, Pennsylvania, Authority for IDR, Commercial
                                                     Development, 7.75% due 12/01/2017                                         6,487
====================================================================================================================================
South Carolina--1.5%   BBB-      NR*         3,500   South Carolina Jobs, EDA, Economic Development Revenue Bonds
                                                     (Westminster Presbyterian Center), 7.75% due 11/15/2030                   3,825
====================================================================================================================================
Tennessee--1.0%        NR*       NR*         2,500   Shelby County, Tennessee, Health, Educational and Housing
                                                     Facilities Board Revenue Bonds (Germantown Village), Series A,
                                                     7.25% due 12/01/2034                                                      2,503
====================================================================================================================================
Texas--11.1%           BBB-      Baa3        1,000   Austin, Texas, Convention Center Revenue Bonds (Convention
                                                     Enterprises Inc.), First Tier, Series A, 6.70% due 1/01/2028              1,036
                       A1+       VMIG1+        100   Bell County, Texas, Health Facilities Development Corporation,
                                                     Hospital Revenue Bonds (Scott & White Memorial Hospital), VRDN,
                                                     Series 2001-2, 1.06% due 8/15/2031 (d)(e)                                   100
                                                     Brazos River Authority, Texas, PCR, AMT, Refunding:
                       BBB       Baa2        2,550         (Texas Utility Company), Series A, 7.70% due 4/01/2033              2,889
                       BBB       Baa2        4,080         (Utilities Electric Company), Series B, 5.05%
                                                           due 6/01/2030                                                       4,213
                       BBB-      NR*         1,680   Brazos River Authority, Texas, Revenue Refunding Bonds
                                                     (Reliant Energy Inc. Project), Series B, 7.75% due 12/01/2018             1,812
                       A         A3          2,900   Brazos River, Texas, Harbor Navigation District, Brazoria
                                                     County Environmental Revenue Refunding Bonds (Dow Chemical
                                                     Company Project), AMT, Series A-7, 6.625% due 5/15/2033                   3,094
                       BBB-      Baa3        1,750   Dallas-Fort Worth, Texas, International Airport Facility,
                                                     Improvement Corporation Revenue Bonds (Learjet Inc.), AMT,
                                                     Series 2001-A-1, 6.15% due 1/01/2016                                      1,742
                       NR*       NR*         2,340   Grand Prairie, Texas, Housing Finance Corporation Revenue
                                                     Bonds (Independent Senior Living Center), 7.75% due 1/01/2034             2,194
                       AAA       VMIG1+        400   Harris County, Texas, Health Facilities Development
                                                     Corporation, Hospital Revenue Bonds (Texas Children's Hospital),
                                                     VRDN, Series B-1, 1.11% due 10/01/2029 (d)(e)                               400
                       NR*       NR*         1,400   Houston, Texas, Health Facilities Development Corporation,
                                                     Retirement Facility Revenue Bonds (Buckingham Senior Living
                                                     Community), Series A, 7.125% due 2/15/2034                                1,386
                       A-        A3          2,400   Lower Colorado River Authority, Texas, PCR (Samsung Austin
                                                     Semiconductor), AMT, 6.375% due 4/01/2027                                 2,561
                       BBB-      NR*         1,325   Lufkin, Texas, Health Facilities Development Corporation,
                                                     Health System Revenue Bonds (Memorial Health System of East
                                                     Texas), 5.70% due 2/15/2028                                               1,204
                       BBB-      Ba2         3,190   Matagorda County, Texas, Navigation District Number 1 Revenue
                                                     Refunding Bonds (Reliant Energy Inc.), Series C, 8%
                                                     due 5/01/2029                                                             3,446
                       BB        Ba3         1,860   Port Corpus Christi, Texas, Individual Development Corporation,
                                                     Environmental Facilities Revenue Bonds (Citgo Petroleum
                                                     Corporation Project), AMT, 8.25% due 11/01/2031                           1,963
====================================================================================================================================
Utah--0.7%             NR*       NR*         1,660   Carbon County, Utah, Solid Waste Disposal Revenue Refunding
                                                     Bonds (Laidlaw Environmental), AMT, Series A, 7.45%
                                                     due 7/01/2017                                                             1,704
====================================================================================================================================
Vermont--1.7%          NR*       NR*         4,210   Vermont Educational and Health Buildings Financing Agency,
                                                     Revenue Refunding Bonds (College of Saint Joseph Project),
                                                     8.50% due 11/01/2024                                                      4,376
====================================================================================================================================
Virginia--6.8%         NR*       NR*         1,500   Dulles Town Center, Virginia, Community Development Authority,
                                                     Special Assessment Tax (Dulles Town Center Project), 6.25%
                                                     due 3/01/2026                                                             1,516
                                                     Pittsylvania County, Virginia, IDA, Revenue Refunding Bonds,
                                                     Exempt Facility, AMT, Series A:
                       NR*       NR*         3,700         7.50% due 1/01/2014                                                 3,228
                       NR*       NR*         1,000         7.55% due 1/01/2019                                                   868
                                                     Pocahontas Parkway Association, Virginia, Toll Road Revenue
                                                     Bonds, Capital Appreciation:
                       NR*       B1          5,500         1st Tier, Sub-Series C, 6.25%** due 8/15/2027                         469
                       BB        Ba2        48,400         Senior Series B, 5.95%** due 8/15/2031                              5,770
                       BB        Ba2        48,400         Senior Series B, 5.95%** due 8/15/2032                              5,336
====================================================================================================================================


                MUNIASSETS FUND, INC.         MAY 31, 2004                     9

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (concluded)                               (in Thousands)

                       S&P       Moody's   Face
State                  Ratings@  Ratings@  Amount    Municipal Bonds                                                         Value
====================================================================================================================================
West Virginia--0.4%    B-        B2        $ 1,320   Princeton, West Virginia, Hospital Revenue Refunding Bonds
                                                     (Community Hospital Association Inc. Project), 6% due 5/01/2019        $  1,003
====================================================================================================================================
Wisconsin--0.7%        NR*       NR*         1,855   Wisconsin State Health and Educational Facilities Authority
                                                     Revenue Bonds (New Castle Place Project), Series A, 7%
                                                     due 12/01/2031                                                            1,868
====================================================================================================================================
Wyoming--1.0%          BB+       Ba3         2,500   Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds
                                                     (FMC Corporation Project), AMT, Series A, 7% due 6/01/2024                2,509
====================================================================================================================================
Virgin Islands--1.3%   BBB-      Baa3        3,000   Virgin Islands Government Refinery Facilities, Revenue
                                                     Refunding Bonds (Hovensa Coker Project), AMT, 6.50%
                                                     due 7/01/2021                                                             3,170
                       -------------------------------------------------------------------------------------------------------------
                                                     Total Municipal Bonds (Cost--$266,463)--98.2%                           247,581
====================================================================================================================================
                       Total Investments (Cost--$266,463)--98.2%                                                             247,581

                       Other Assets Less Liabilities--1.8%                                                                     4,622
                                                                                                                            --------
                       Net Assets--100.0%                                                                                   $252,203
                                                                                                                            ========

(a)   AMBAC Insured.
(b)   Non-income producing security.
(c)   Prerefunded.
(d) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at May 31, 2004.
(e)   MBIA Insured.
*     Not Rated.
** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
+     Highest short-term rating by Moody's Investors Service, Inc.
@     Ratings of issues shown are unaudited.

      See Notes to Financial Statements.

Quality Profile (unaudited)

The quality ratings of securities in the Fund as of May 31, 2004 were as follows:

--------------------------------------------------------------------------------
                                                                     Percent of
                                                                        Total
S&P Rating/Moody's Rating                                            Investments
--------------------------------------------------------------------------------
AAA/Aaa .............................................                    2.5%
A/A .................................................                    6.0
BBB/Baa .............................................                   15.3
BB/Ba ...............................................                   18.7
B/B .................................................                   12.1
CCC/Caa .............................................                    3.6
NR (Not Rated) ......................................                   41.4
Other* ..............................................                    0.4
--------------------------------------------------------------------------------
*     Temporary investments in short-term variable rate municipal securities.


10              MUNIASSETS FUND, INC.         MAY 31, 2004

Statement of Assets, Liabilities and Capital

As of May 31, 2004
=================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value
                        (identified cost--$266,462,501) .........................                   $ 247,580,897
                       Cash .....................................................                          33,458
                       Receivables:
                          Interest ..............................................   $  4,931,647
                          Securities sold .......................................         20,000        4,951,647
                                                                                     -----------
                       Prepaid expenses .........................................                           2,176
                                                                                                    -------------
                       Total assets .............................................                     252,568,178
                                                                                                    -------------
=================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------
                       Payables:
                          Dividends to shareholders .............................        224,926
                          Investment adviser ....................................        110,064
                          Other affiliates ......................................          2,201          337,191
                                                                                     -----------
                       Accrued expenses .........................................                          28,035
                                                                                                    -------------
                       Total liabilities ........................................                         365,226
                                                                                                    -------------
=================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------
                       Net Assets ...............................................                   $ 252,202,952
                                                                                                    =============
=================================================================================================================
Capital
-----------------------------------------------------------------------------------------------------------------
                       Common Stock, par value $.10 per share; 200,000,000 shares
                        authorized; 20,399,713 shares issued and outstanding ....                   $   2,039,971
                       Paid-in capital in excess of par .........................                     297,146,644
                       Undistributed investment income--net .....................   $  3,401,628
                       Accumulated realized capital losses on investments--net ..    (31,503,687)
                       Unrealized depreciation on investments--net ..............    (18,881,604)
                                                                                     -----------
                       Total accumulated losses--net ............................                     (46,983,663)
                                                                                                    -------------
                       Total capital--Equivalent to $12.36 net asset value per
                        share of Common Stock (market price--$11.38) ............                   $ 252,202,952
                                                                                                    =============

      See Notes to Financial Statements.


                MUNIASSETS FUND, INC.         MAY 31, 2004                    11

[LOGO] Merrill Lynch Investment Managers

Statement of Operations

For the Year Ended May 31, 2004
=================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------
                       Interest .................................................                   $  18,545,664
=================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------
                       Investment advisory fees .................................    $ 1,379,861
                       Accounting services ......................................         87,992
                       Transfer agent fees ......................................         51,374
                       Printing and shareholder reports .........................         44,927
                       Listing fees .............................................         20,800
                       Professional fees ........................................         16,626
                       Pricing fees .............................................         15,936
                       Custodian fees ...........................................         14,992
                       Directors' fees and expenses .............................         14,880
                       Other ....................................................         33,339
                                                                                     -----------
                       Total expenses ...........................................                       1,680,727
                                                                                                    -------------
                       Investment income--net ...................................                      16,864,937
                                                                                                    -------------
=================================================================================================================
Realized & Unrealized Gain (Loss) on Investments--Net
-----------------------------------------------------------------------------------------------------------------
                       Realized loss on investments--net ........................                      (5,384,520)
                       Change in unrealized depreciation on investments--net                           13,149,431
                                                                                                    -------------
                       Total realized and unrealized gain on investments--net ...                       7,764,911
                                                                                                    -------------
                       Net Increase in Net Assets Resulting from Operations .....                   $  24,629,848
                                                                                                    =============

      See Notes to Financial Statements.


12              MUNIASSETS FUND, INC.         MAY 31, 2004

Statements of Changes in Net Assets

                                                                                         For the Year Ended
                                                                                               May 31,
                                                                                     ----------------------------
Increase (Decrease) in Net Assets:                                                      2004             2003
=================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------
                       Investment income--net ...................................   $ 16,864,937    $  16,550,146
                       Realized loss on investments--net ........................     (5,384,520)      (1,335,494)
                       Change in unrealized depreciation on investments--net ....     13,149,431      (11,629,623)
                                                                                    -----------------------------
                       Net increase in net assets resulting from operations .....     24,629,848        3,585,029
                                                                                    -----------------------------
=================================================================================================================
Dividends & Distributions to Shareholders
-----------------------------------------------------------------------------------------------------------------
                       Investment income--net ...................................    (15,993,376)     (15,839,986)
                       Realized gain on investments--net ........................       (104,855)              --
                                                                                    -----------------------------
                       Net decrease in net assets resulting from dividends and
                        distributions to Common Stock shareholders ..............    (16,098,231)     (15,839,986)
                                                                                    -----------------------------
=================================================================================================================
Common Stock Transactions
-----------------------------------------------------------------------------------------------------------------
                       Value of shares issued to Common Stock shareholders in
                        reinvestment of dividends ...............................             --          776,585
                                                                                    -----------------------------
                       Net increase in net assets derived from Common Stock
                        transactions ............................................             --          776,585
                                                                                    -----------------------------
=================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------
                       Total increase (decrease) in net assets ..................      8,531,617      (11,478,372)
                       Beginning of year ........................................    243,671,335      255,149,707
                                                                                    -----------------------------
                       End of year* .............................................   $252,202,952    $ 243,671,335
                                                                                    =============================
                          * Undistributed investment income--net ................   $  3,401,628    $   2,310,171
                                                                                    =============================

      See Notes to Financial Statements.


                MUNIASSETS FUND, INC.         MAY 31, 2004                    13

[LOGO] Merrill Lynch Investment Managers

Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.                            For the Year Ended May 31,
                                                               --------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                         2004          2003           2002           2001           2000
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
               Net asset value, beginning of year ...........  $  11.94      $  12.55       $  12.96       $  12.76       $  14.46
                                                               -------------------------------------------------------------------
               Investment income--net .......................       .83+          .81+           .79            .83            .80
               Realized and unrealized gain (loss) on
                investments--net ............................       .38          (.64)          (.41)           .19          (1.69)
                                                               -------------------------------------------------------------------
               Total from investment operations .............      1.21           .17            .38           1.02           (.89)
                                                               -------------------------------------------------------------------
               Less dividends and distributions:
                  Investment income--net ....................      (.78)         (.78)          (.79)          (.82)          (.81)
                  Realized gain on investments--net .........      (.01)           --             --             --             --
                                                               -------------------------------------------------------------------
               Total dividends and distributions ............      (.79)         (.78)          (.79)          (.82)          (.81)
                                                               -------------------------------------------------------------------
               Net asset value, end of year .................  $  12.36      $  11.94       $  12.55       $  12.96       $  12.76
                                                               ===================================================================
               Market price per share, end of year ..........  $  11.38      $  11.91       $  11.66       $  13.00       $11.1875
                                                               ===================================================================
===================================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------------------
               Based on net asset value per share ...........     10.74%         1.61%          3.30%          8.58%         (5.45%)
                                                               ===================================================================
               Based on market price per share ..............      2.22%         9.09%         (4.32%)        24.22%         (7.79%)
                                                               ===================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
               Expenses, net of reimbursement and excluding
                reorganization expenses .....................       .67%          .78%           .74%           .76%           .74%
                                                               ===================================================================
               Expenses, excluding reorganization expenses ..       .67%          .78%           .74%           .76%           .74%
                                                               ===================================================================
               Expenses .....................................       .67%          .78%           .83%           .76%           .74%
                                                               ===================================================================
               Investment income--net .......................      6.71%         6.76%          6.16%          6.44%          5.96%
                                                               ===================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of year (in thousands)  $252,203      $243,671       $255,150       $135,448       $133,065
                                                               ===================================================================
                       Portfolio turnover ...................     19.14%        26.98%         20.07%         17.11%         32.38%
                                                               ===================================================================

* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.

      See Notes to Financial Statements.


14              MUNIASSETS FUND, INC.         MAY 31, 2004

Notes to Financial Statements

1. Significant Accounting Policies:

MuniAssets Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MUA. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund from the counterparty. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund may write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. The value of the agreement is determined by quoted fair values received daily by the Fund from the counterparty. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.


                MUNIASSETS FUND, INC.         MAY 31, 2004                    15

[LOGO] Merrill Lynch Investment Managers

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Reclassification -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $1,047,094 has been reclassified between paid-in-capital in excess of par and accumulated realized capital losses on investments, $206,979 has been reclassified between accumulated realized capital losses on investment and undistributed net investment income, and $12,917 has been reclassified between paid-in-capital in excess of par and undistributed net investment income as a result of permanent differences attributable to the expiration of capital loss carryforwards, defaulted securities, amortization methods on fixed income securities and non-deductible expenses. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of ..55% based upon the average weekly value of the Fund's net assets.

For the year ended May 31, 2004, the Fund reimbursed FAM $5,028 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2004, were $47,034,158 and $47,337,824, respectively.

Net realized losses for the year ended May 31, 2004 and net unrealized depreciation as of May 31, 2004 were as follows:

--------------------------------------------------------------------------------
                                                Realized            Unrealized
                                                 Losses            Depreciation
--------------------------------------------------------------------------------
Long-term investments ..............         $ (5,384,520)         $(18,881,604)
                                             ----------------------------------
Total ..............................         $ (5,384,520)         $(18,881,604)
                                             ==================================

As of May 31, 2004, net unrealized depreciation for Federal income tax purposes aggregated $18,663,817 of which $9,339,165 related to appreciated securities and $28,002,982 related to depreciated securities. The aggregate cost of investments at May 31, 2004 for Federal income tax purposes was $266,244,714.

4. Common Stock Transactions:

At May 31, 2004, the Fund had one class of shares of Common Stock, par value $.10 per share, of which 200,000,000 shares were authorized. Shares issued and outstanding during the year ended May 31, 2004 remained constant and during the year ended May 31, 2003 increased by 65,803 as a result of dividend reinvestment.

5. Distributions to Shareholders:

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $0.066000 per share on June 29, 2004 to shareholders of record on June 14, 2004.

The tax character of distributions paid during the year ended May 31, 2004 and May 31, 2003 was as follows:

--------------------------------------------------------------------------------
                                                  5/31/2004           5/31/2003
--------------------------------------------------------------------------------
Distributions paid from:
   Tax-exempt income ...................         $15,993,376         $15,839,986
   Ordinary income .....................             104,855                  --
                                                 -------------------------------
Total distributions ....................         $16,098,231         $15,839,986
                                                 ===============================


16              MUNIASSETS FUND, INC.         MAY 31, 2004

Notes to Financial Statements (concluded)

As of May 31, 2004, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed tax-exempt income--net ....................        $  4,081,914
Undistributed long-term capital gains--net ..............                  --
                                                                 ------------
Total undistributed earnings--net .......................           4,081,914
Capital loss carryforward ...............................         (27,599,133)*
Unrealized losses--net ..................................         (23,466,444)**
                                                                 ------------
Total accumulated losses--net ...........................        $(46,983,663)
                                                                 ============

* On May 31, 2004, the Fund had a net capital loss carryforward of $27,599,133, of which $2,052,069 expires in 2007, $6,860,553 expires in
      2008, $3,487,083 expires in 2009, $2,260,830 expires in 2010, $7,452,325 expires in 2011 and $5,486,273 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the book/tax differences in the accrual of income on securities in default and the deferral of post-October capital losses for tax purposes.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of MuniAssets Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniAssets Fund, Inc. as of May 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniAssets Fund, Inc. as of May 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
July 16, 2004


                MUNIASSETS FUND, INC.         MAY 31, 2004                    17

[LOGO] Merrill Lynch Investment Managers

Automatic Dividend Reinvestment Plan (unaudited)

The following description of the Fund's Automatic Dividend Reinvestment Plan (the "Plan") is sent to you annually as required by Federal securities laws.

Pursuant to the Fund's Plan, unless a holder of Common Stock otherwise elects, all dividend and capital gains distributions will be automatically reinvested by The Bank of New York (the "Plan Agent"), as agent for shareholders in administering the Plan, in additional shares of Common Stock of the Fund. Holders of Common Stock who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name then to such nominee) by The Bank of New York, as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to The Bank of New York, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Fund declares an income dividend or capital gains distribution (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of Common Stock from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere. If on the payment date for the dividend, the net asset value per share of the Common Stock is equal to or less than the market price per share of the Common Stock plus estimated brokerage commissions (such conditions being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of Common Stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of Common Stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisitions of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date determined by dividing the uninvested portion of the dividend by the net asset value per share.

The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.


18              MUNIASSETS FUND, INC.         MAY 31, 2004

In the case of shareholders such as banks, brokers or nominees which hold shares of others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a premium over net asset value, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at The Bank of New York, Church Street Station, P.O. Box 11258, New York, NY 10286-1258, Telephone: 800-432-8224.


                MUNIASSETS FUND, INC.         MAY 31, 2004                    19

[LOGO] Merrill Lynch Investment Managers

About Inverse Floaters

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse securities, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities. As of May 31, 2004, none of the Fund's total net assets were invested in inverse floaters.

Important Tax Information (unaudited)

All of the net investment income distributions paid monthly by MuniAssets Fund, Inc. during the taxable year ended May 31, 2004 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, the Fund paid a taxable ordinary income distribution of $0.005140 per share to shareholders of record on December 17, 2003.

Please retain this information for your records.


20              MUNIASSETS FUND, INC.         MAY 31, 2004

Officers and Directors (unaudited)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Terry K.    P.O. Box 9011  President    1999 to  President of the Merrill Lynch Investment Managers,   126 Funds       None
Glenn*      Princeton, NJ  and          present  L.P. ("MLIM")/Fund Asset Management, L.P.             161 Portfolios
            08543-9011     Director     and      ("FAM")--Advised Funds since 1999; Chairman
            Age: 63                     1993 to  (Americas Region) of MLIM from 2000 to 2002;
                                        present  Executive Vice President of MLIM and FAM (which
                                                 terms as used herein include their corporate
                                                 predecessors) from 1983 to 2002; President of FAM
                                                 Distributors, Inc. ("FAMD") from 1986 to 2002 and
                                                 Director thereof from 1991 to 2002; Executive Vice
                                                 President and Director of Princeton Services, Inc.
                                                 ("Princeton Services") from 1993 to 2002;
                                                 President of Princeton Administrators, L.P. from
                                                 1989 to 2002; Director of Financial Data Services,
                                                 Inc. since 1985.
            ------------------------------------------------------------------------------------------------------------------------
            * Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his former positions with MLIM, FAM, FAMD, Princeton Services and Princeton Administrators, L.P. The
              Director's term is unlimited. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.

====================================================================================================================================
Independent Directors*
------------------------------------------------------------------------------------------------------------------------------------
James H.    P.O. Box 9095  Director     2002 to  Director, The China Business Group, Inc. since        39 Funds        None
Bodurtha    Princeton, NJ               present  1996 and Executive Vice President thereof from        56 Portfolios
            08543-9095                           1996 to 2003; Chairman of the Board, Berkshire
            Age: 60                              Holding Corporation since 1980; Partner, Squire,
                                                 Sanders & Dempsey from 1980 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Joe Grills  P.O. Box 9095  Director     1994 to  Member of the Committee of Investment of              39 Funds        Kimco
            Princeton, NJ               present  Employee Benefit Assets of the Association of         56 Portfolios   Realty
            08543-9095                           Financial Professionals ("CIEBA") since 1986;                         Corporation
            Age: 69                              Member of CIEBA's Executive Committee since 1988
                                                 and its Chairman from 1991 to 1992; Assistant
                                                 Treasurer of International Business Machines
                                                 Corporation ("IBM") and Chief Investment Officer of
                                                 IBM Retirement Funds from 1986 to 1993; Member
                                                 of the Investment Advisory Committee of the State
                                                 of New York Common Retirement Fund since 1989;
                                                 Member of the Investment Advisory Committee of
                                                 the Howard Hughes Medical Institute from 1997 to
                                                 2000; Director, Duke Management Company since
                                                 1992 and Vice Chairman thereof since 1998; Director,
                                                 LaSalle Street Fund from 1995 to 2001; Director, Kimco
                                                 Realty Corporation since 1997; Member of the
                                                 Investment Advisory Committee of the Virginia
                                                 Retirement System since 1998 and Vice Chairman
                                                 thereof since 2002; Director, Montpelier Foundation
                                                 since 1998 and its Vice Chairman since 2000;
                                                 Member of the Investment Committee of the Woodberry
                                                 Forest School since 2000; Member of the Investment
                                                 Committee of the National Trust for Historic Preservation
                                                 since 2000.


                MUNIASSETS FUND, INC.         MAY 31, 2004                    21

[LOGO] Merrill Lynch Investment Managers

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Independent Directors* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Herbert I.  P.O. Box 9095  Director     2002 to  John M. Olin Professor of Humanities, New York        39 Funds        None
London      Princeton, NJ               present  University since 1993 and Professor thereof since     56 Portfolios
            08543-9095                           1980; President, Hudson Institute since 1997
            Age: 65                              and Trustee thereof since 1980; Dean, Gallatin
                                                 Division of New York University from 1976 to 1993;
                                                 Distinguished Fellow, Herman Kahn Chair, Hudson
                                                 Institute from 1984 to 1985; Director, Damon Corp.
                                                 from 1991 to 1995; Overseer, Center for Naval
                                                 Analyses from 1983 to 1993; Limited Partner,
                                                 Hypertech LP since 1996.
------------------------------------------------------------------------------------------------------------------------------------
Andre F.    P.O. Box 9095  Director     2002 to  Harvard Business School: George Gund Professor        39 Funds        None
Perold      Princeton, NJ               present  of Finance and Banking since 2000; Senior Associate   56 Portfolios
            08543-9095                           Dean, Director of Faculty Recruiting since 2001;
            Age: 52                              Finance Area Chair from 1996 to 2001; Sylvan C.
                                                 Coleman Professor of Financial Management from 1993
                                                 to 2000; Director, Genbel Securities Limited and
                                                 Gensec Bank from 1999 to 2003; Director, Stockback,
                                                 Inc. from 2000 to 2002; Director, Sanlam Limited
                                                 from 2001 to 2003; Trustee, Commonfund from 1989 to
                                                 2001; Director, Sanlam Investment Management from
                                                 1999 to 2001; Director, Bulldogresearch.com from
                                                 2000 to 2001; Director, Quantec Limited from 1991 to
                                                 1999; Director and Chairman of the Board of UNX Inc.
                                                 since 2003.
------------------------------------------------------------------------------------------------------------------------------------
Roberta     P.O. Box 9095  Director     2002 to  Shareholder, Modrall, Sperling, Roehl, Harris &       39 Funds        None
Cooper      Princeton, NJ               present  Sisk, P.A. since 1993; President, American Bar        56 Portfolios
Ramo        08543-9095                           Association from 1995 to 1996 and Member of the
            Age: 61                              Board of Governors thereof from 1994 to 1997;
                                                 Shareholder, Poole, Kelly & Ramo, Attorneys at Law,
                                                 P.C. from 1977 to 1993; Director, Coopers, Inc. since
                                                 1999; Director of ECMC Group (service provider to
                                                 students, schools and lenders) since 2001; Director,
                                                 United New Mexico Bank (now Wells Fargo) from 1983
                                                 to 1988; Director, First National Bank of New Mexico
                                                 (now Wells Fargo) from 1975 to 1976.
------------------------------------------------------------------------------------------------------------------------------------
Robert S.   P.O. Box 9095  Director     1996 to  Principal of STI Management (investment adviser)      39 Funds        None
Salomon,    Princeton, NJ               present  since 1994; Chairman and CEO of Salomon Brothers      56 Portfolios
Jr.         08543-9095                           Asset Management from 1992 until 1995; Chairman
            Age: 67                              of Salomon Brothers equity mutual funds from 1992
                                                 until 1995; regular columnist with Forbes Magazine
                                                 from 1992 to 2002; Director of Stock Research and U.S.
                                                 Equity Strategist at Salomon Brothers from 1975 until
                                                 1991; Trustee, Commonfund from 1980 to 2001.
------------------------------------------------------------------------------------------------------------------------------------
Stephen B.  P.O. Box 9095  Director     1993 to  Chairman of Fernwood Associates (investment           40 Funds        None
Swensrud    Princeton, NJ               present  adviser) since 1996; Principal, Fernwood Associates   57 Portfolios
            08543-9095                           (financial consultant) since 1975; Chairman of
            Age: 70                              R.P.P. Corporation (manufacturing company) since
                                                 1978; Director of International Mobile Communications,
                                                 Incorporated (telecommunications company) since 1998.
            ------------------------------------------------------------------------------------------------------------------------
            * The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.


22              MUNIASSETS FUND, INC.         MAY 31, 2004

Officers and Directors (unaudited) (concluded)

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1993 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof
Burke       Princeton, NJ  President    present  since 1999; Senior Vice President and Treasurer of Princeton Services since
            08543-9011     and          and      1999; Vice President of FAMD since 1999; Director of MLIM Taxation
            Age: 43        Treasurer    1999 to  since 1990.
                                        present
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A.  P.O. Box 9011  Senior       2002 to  Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
Jacob       Princeton, NJ  Vice         present  Management) of MLIM from 1997 to 2000.
            08543-9011     President
            Age: 53
------------------------------------------------------------------------------------------------------------------------------------
John M.     P.O. Box 9011  Senior       2002 to  Managing Director of MLIM since 2000 and Director (Municipal Tax-Exempt Fund
Loffredo    Princeton, NJ  Vice         present  Management) of MLIM from 1998 to 2000.
            08543-9011     President
            Age: 40
------------------------------------------------------------------------------------------------------------------------------------
Theodore    P.O. Box 9011  Vice         1994 to  Director (Municipal Tax-Exempt Fund Management) of MLIM since 2000; Vice President
R. Jaeckel  Princeton, NJ  President    present  of MLIM from 1994 to 2000.
Jr.         08543-9011
            Age: 44
------------------------------------------------------------------------------------------------------------------------------------
Phillip S.  P.O. Box 9011  Secretary    2003 to  First Vice President of MLIM since 2001; Director (Legal Advisory) from 2000 to
Gillespie   Princeton, NJ               present  2001; Vice President from 1999 to 2000 and Attorney associated with MLIM since
            08543-9011                           1998.
            Age: 40
            ------------------------------------------------------------------------------------------------------------------------
            * Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent

The Bank of New York
101 Barclay Street
New York, NY 10286

NYSE Symbol

MUA


                MUNIASSETS FUND, INC.         MAY 31, 2004                    23

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

MuniAssets Fund, Inc. seeks to provide shareholders with current income exempt from Federal income taxes by investing primarily in a portfolio of medium-to-lower grade or unrated municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniAssets Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

MuniAssets Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                                  #16716 -- 5/04

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Joe Grills,
         (2) Andre F. Perold, (3) Robert S. Salomon, Jr., and (4) Stephen B. Swensrud.

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees -              Fiscal Year Ending May 31, 2004 - $26,000
                                       Fiscal Year Ending May 31, 2003 - $25,000

         (b) Audit-Related Fees -      Fiscal Year Ending May 31, 2004 - $0
                                       Fiscal Year Ending May 31, 2003 - $0

         (c) Tax Fees -                Fiscal Year Ending May 31, 2004 - $5,610
                                       Fiscal Year Ending May 31, 2003 - $4,800

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -          Fiscal Year Ending May 31, 2004 - $0
                                       Fiscal Year Ending May 31, 2003 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for the project as a whole. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending May 31, 2004 - $16,581,086
             Fiscal Year Ending May 31, 2003 - $17,622,606

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $541,640, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

         James H. Bodurtha
         Joe Grills
         Herbert I. London
         Andre F. Perold
         Roberta Cooper Ramo
         Robert S. Solomon, Jr.
         Stephen B. Swensrud

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -
         Proxy Voting Policies and Procedures

         Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

         In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

         The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

         To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

         The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

         In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

         In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

         The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

o Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

o Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

o Routine proposals related to requests regarding the formalities of corporate meetings.

o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

o Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - See Item 2

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        MuniAssets Fund, Inc.


        By: /s/ Terry K. Glenn
            ---------------------------
            Terry K. Glenn,
            President of
            MuniAssets Fund, Inc.

        Date: July 19, 2004

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


        By: /s/ Terry K. Glenn
            ---------------------------
            Terry K. Glenn,
            President of
            MuniAssets Fund, Inc.

        Date: July 19, 2004


        By: /s/ Donald C. Burke
            ---------------------------
            Donald C. Burke,
            Chief Financial Officer of
            MuniAssets Fund, Inc.

        Date: July 19, 2004